SALES CONTRACT OF COMMON STOCK, FIRST PARTY (THE “SELLER”), RAMIRO TREVIZO GONZALES, BY HIS OWN RIGHT AND THE SECOND PARTY, ADIT RESOURCES CORP; REPRESENTED IN THIS ACT BY FRANCIS RICHARD BISCAN JR.; IN HIS CHARACTER AS LEGAL REPRESENTATIVE (“THE BUYER”). JOINTLY REFERRED AS THE “PARTIES”, ARE SUBJECT TO THE FOLLOWING BACKGROUND, DECLARATIONS AND CLAUSES:

B  A  C  K  G  R  O  U  N  D

I.

The SELLER is the owner of 4900 (Four thousand and nine hundred) common stock shares, with a par value of $5.00 M.N. (Five Pesos 00/100 National Currency) per share, that belong to the “A” series and representatives of the minimum fixed capital of AMERICAN COPPER MINING, S.A. DE C.V. (The “CORPORATION’);

II.

The CORPORATION is a legal entity of Mexican nationality, formed and operating in conformity with the current and applicable dispositions in Mexico, according to corporate charter number 17,348, granted by the Eugenio Fernando Garcia Russek, Esq., on December 18, 2006, conferred at Public Notary number 28 of the Morelos Judicial District, in the state of Chihuahua , operated by Felipe Colomo Castro, ESQ, the instrument was registered and filed in the Public Registry of Commerce on the judicial district mentioned in the electronic mercantile file number 23391*10, and ;

III.

With the same date, the shareholders of the CORPORATION, celebrated an Ordinary General Assembly to approve, the subscription of this contract, at all times safeguarding the right of preference for remaining shareholders to acquire the property subject to this contract.

D  E  C  L  A  R  A  T  I  O  N  S

I.

The SELLER declares, by his own right and under oath to tell the truth, that:

1.

He is of legal age, of Mexican nationality, being in full possession of his mental and physical faculties, and has the necessary and sufficient capacity to be bound by the terms of this instrument;

2.

He is registered in the  Federal Register of Taxpayers (Registro Federal de Contribuyentes), relaying on the Tax Identification Card TEGR-790716-IM2, and he is current with the payments of income taxes and other contributions accrued to date;

3.

He is the rightful owner of 4,900 (Four thousand and nine hundred) common stock shares, identified with serial numbers 5,101 to 10,000 of the “A” series and representing the minimum fixed capital of the CORPORATION, each with a nominal value of $5.00 M.N. (Five pesos 00/100 National Currency) and with a total nominal value of $24,500.00 M.N. (Twenty four thousand and five hundred Pesos 00/100 National Currency), as of this date free of any encumbrance, lien, charge or limitation on his domain (SHARES)

4.

As it fits his interests, he will sell its SHARES to the BUYER, receiving in exchange the stipulated price in the clauses to follow, with everything that rightfully belongs and corresponds, assets and liabilities, in respect to the equity of the CORPORATION.

5.

As far as is known in his shareholder capacity, transactions by the company were properly designed and planed to achieve its corporate purposes and;

6.

Has the approval of the other existing shareholders to perform this operation, taking in consideration that they expressly renounced their preferential right to subscribe for or acquire the shares described in the Ordinary General Assembly of shareholders referred on the III background note.

II.

The BUYER declares, through his legal representative and under oath to tell the truth, that:

1.

It is a legal entity, a corporation, duly constituted and operating under the enforced and applicable  provisions in the state of Illinois, United States of America;

2.

 Its representative has all the faculties and power needed to subscribe under this contract, which have not been limited, revoked, suspended or restrained to this date.

3.

It is current in payment of taxes and other contributions accrued to date, in accordance with the applicable tax legislation.

4.

It has satisfactory knowledge of operations, performance, accounting, and documentation related to the CORPORATION.

5.

Recognizes the SELLER’s legitimate ownership and possession of the SHARES, after physically seen the respective stock certificate and revised the shareholders registry;

6.

As it fits its interests, is its will to buy the SHARES from the SELLER with all that is rightfully theirs, paying in return the stipulated price in the clauses to follow.

III.

Both PARTIES declared they came in their own right and in good faith, to subscribe to this contract, without giving their consent to enter this contract in error, torn by violence or by fraud, for this contract to be bounding in accordance with the following:

C  L  A  U  S  E  S

FIRST. SALE. In this act and based on the article 371 of the Commercial Code and 2248 of the Federal Civil Code, the SELLER hereby agrees to sell the SHARES to the buyer, and the BUYER  hereby agrees to purchase them.

The PARTIES expressly agree that everything in fact and in law applicable to the assets of the CORPORATION, inherent to the SHARES, are considered to be included in this transaction, in proportion to the shares acquired by the BUYER.

SECOND. PRICE. The PARTIES agree that the price to be paid to the SELLER, for the execution of this sales contract, is the total amount of $24,500.00 M.N. (Twenty-Four Thousand Five Hundred pesos 00/100 National Currency) (the "PRICE")

THIRD. PLACE AND PAYMENT DATE. According  to the Federal Civil Code 2,255 and Commercial Code 388, at the moment of signing this contract the PURCHASER agrees to pay, the  full PRICE to the seller, receiving being subject to the seller’s satisfaction, this contract will serve as a receipt and effective stewardship of the described transaction.

FOURTH. TITLE OF SHARES. Subject to the provisions of Articles 2284 and 2291 of the Federal Civil Code, the SELLER is bound to deliver on this date the administrative document from the CORPORATION, at its address, the final title of shares that protects ownership of the SHARES, to be canceled and the BUYER will be able to request the issue of the corresponding final title.

FIFTH. REMEDIES FOR EVICTION. The SELLER is responsible for any expenses incurred by the BUYER in the case of eviction of the shares, as provided in Articles 2283, Section III of the Federal Civil Code, Commercial Code 384 and other applicable laws.

SIXTH. TAX OBLIGATIONS. The PARTIES agree that each will cover the payment of taxes and other contributions, for which they are personally responsible, by the execution of this contract, following the applicable tax legislation and leaving the other party free of any financial responsibility in respect of tax liability that could be charged in contravention of this clause by the competent authorities.

SEVEN. ADDRESSES. The PARTIES agree that, for the purpose of this agreement, including the execution and enforcement of the terms and conditions of this contract, as well as for effectual notices and other communications in relation to this contract, the following addresses should be use:

SELLER:

5101 California St. Ste. 206

Colonia Haciendas de Santa Fe

Chihuahua, Chihuahua Mexico

BUYER:

2162 Acorn Court

Wheaton, Illinois 60187

USA

EIGHT. ENTIRE AGREEMENT. The PARTIES agree that this Contract contains the entire agreement between them with respect to this matter, nullifying and canceling all verbal or written agreements, reports, negotiations, correspondence, commitments and communications previously developed between them.

NINTH. INDEPENDENCE OF THE CLAUSES. In the event that any provision of this contract is held invalid by the competent authority, the rest of the clauses contained shall remain valid, not being affected in any way by the respective resolution.

TENTH. APPLICABLE LAW. This contract shall be governed and construed in accordance with existing legislation and applicable provisions in the Mexico.

ELEVENTH. JURISDICTION. In case any disputes arise regarding the validity, intention, interpretation, performance, or fulfillment of this contract, the PARTIES expressly agree to submit and subject themselves to the common courts of the Morelos Judicial District in the city of Chihuahua, renouncing at this moment to any other jurisdiction that may correspond to their present or future addresses.

Both parties signed each page of this contract, being together in the city of Chihuahua, Chihuahua State, on June twenty-fifth, two thousand and nine.

The SELLER

/s/ Ramiro Trevizo Gonzalez

RAMIRO TREVIZO GONZALEZ

By his own right

The BUYER

/s/ Francis Richard Biscan Jr.

FRANCIS RICHARD BISCAN JR

 by his own right representing

ADIT RESOURCES CORP.